ServiceNow Reports First Quarter 2021 Financial Results

•Subscription revenues of $1,293 million in Q1 2021, representing 30% year-over-year growth, 26% adjusted for constant currency
•Current remaining performance obligations of $4.4 billion as of Q1 2021, representing 33% year-over-year growth, 29% adjusted for constant currency
•1,146 total customers with over $1 million in annual contract value

SANTA CLARA, Calif. - April 28, 2021 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its first quarter ended March 31, 2021, with subscription revenues of $1,293 million in Q1 2021, representing 30% year-over-year growth, 26% adjusted for constant currency.

As of March 31, 2021, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $4.4 billion, representing 33% year-over-year growth, 29% adjusted for constant currency. The company now has 1,146 total customers with more than $1 million in annual contract value, representing 23% year-over-year growth in customers.

“Our outstanding start to 2021 is rooted in our relentless focus to make the world of work, work better for people,” said Bill McDermott, ServiceNow president and CEO. “As the leading platform for digital transformation, our empathy for customers inspires our continuous innovation. Over the past 18 months, we doubled the features and functionality in our releases to solve the world’s most pressing challenges. We are humbled to support turning millions of vaccines into vaccinations globally. There is no limit to the opportunities ahead as we strive to become the defining enterprise software company of the 21st century.”

ServiceNow CFO Gina Mastantuono said, “On the heels of a tremendous 2020, the team continued to execute well and delivered another strong quarter of out-performance. We are focused, disciplined, and committed to helping our customers succeed. Every C-suite leader wants to create great experiences for their employees and their customers, and ServiceNow is delivering. The Now Platform offers the speed, flexibility, and innovation companies need. We have strong momentum on our way to becoming a $10 billion revenue company.”

During the quarter, ServiceNow delivered the Now Platform Quebec release with new levels of innovation to help businesses thrive in a new era of work. This included the launch of ServiceNow’s new Creator Workflow with low-code tools that put application development into the hands of “citizen developers.” ServiceNow launched Vaccine Administration Management to help turn vaccines into vaccinations by orchestrating the vaccine management process: distributing, administering, and monitoring vaccines. The acquisition of Intellibot will enable ServiceNow to deliver an unmatched intelligent workflow automation solution tying together RPA, AI, machine learning, and process mining native to the Now Platform. ServiceNow also recently released its Global Impact Report, which includes its environmental, social, and governance initiatives for creating meaningful impact in the world.

First Quarter 2021 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the first quarter 2021:

	First Quarter 2021 GAAP Results		First Quarter 2021 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,293	30%			$1,256	26%
Professional services and other revenues	$67	31%			$65	27%
Total revenues	$1,360	30%			$1,321	26%

Subscription billings			$1,365	29%	$1,315	25%
Professional services and other billings			$70	46%	$68	42%
Total billings			$1,435	30%	$1,383	25%

	Amount ($ billions)	Year/Year Growth (%)			Adjusted Amount ($ billions)(2)	Adjusted Year/Year Growth (%)
cRPO	$4.4	33%			$4.3	29%
RPO	$8.8	34%			$8.6	30%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,065	82%	$1,106	86%
Professional services and other gross profit (loss)	($4)	(6%)	$9	14%
Total gross profit	$1,061	78%	$1,115	82%
Income from operations	$97	7%	$372	27%
Net cash provided by operating activities	$727	53%
Free cash flow			$627	46%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$82	$0.42/ $0.41	$306	$1.55/ $1.52

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings, cRPO and RPO are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers rounded for presentation purposes.

Financial Outlook

ServiceNow will provide forward-looking guidance in connection with this quarterly announcement on its earnings conference call and webcast.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on April 28, 2021. Interested parties may listen to the call by dialing (833) 513‑0567 (Passcode: 6380767), or if outside North America, by dialing (236) 714‑2186 (Passcode: 6380767). Individuals may access the live teleconference from this webcast link:

https://event.on24.com/wcc/r/3079908/98C398329F784744CCE4E95CB0BFA353

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (Passcode: 6380767), or if outside North America, by dialing (416) 621‑4642 (Passcode: 6380767).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Financial Analyst Day

ServiceNow will host its Financial Analyst Day virtually on Monday, May 10th. The event will feature presentations by senior executives, who will provide updates on the company’s corporate and product strategy, financials and customer momentum. A webcast will be available the day of the event at http://investors.servicenow.com.

Event Details:
May 10, 2021 from 10:00 am ‑ 12:30 pm Pacific Time

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q1 2020, the average exchange rates in effect for our major currencies were 1 USD to 1.10 Euros and 1 USD to 1.28 British Pound Sterling (“GBP”), rather than the actual average exchange rates in effect during the current period (for Q1 2021, the average exchange rates in effect for our major currencies were 1 USD to 1.21 Euros and 1 USD to 1.38 GBP). We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year. We believe billings is one indicator of the performance of our business.

•Adjusted remaining performance obligations and current remaining performance obligations. We present cRPO and remaining performance obligations (“RPO”) and related growth rates adjusted for constant currency, as described above, to provide a framework for assessing how our business performed. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions including the effectiveness, extent and duration of mitigation efforts such as “shelter in place”, availability of vaccinations and similar directives; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or data centers, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements involve risk, uncertainties and assumptions, including those related to the continued impacts of COVID-19 on our business, future financial performance and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the timing of headwinds from COVID-19, the continued impact of COVID-19 on new or existing customers’ purchasing decisions and the length of our sales cycles, renewal timing or billings terms, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-K filed for the year ended December 31, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended March 31, 2021.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud-based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2021 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2021	March 31, 2020
Revenues:
Subscription	$1,293	$995
Professional services and other	67	51
Total revenues	1,360	1,046
Cost of revenues (1):
Subscription	228	160
Professional services and other	71	63
Total cost of revenues	299	223
Gross profit	1,061	823
Operating expenses (1):
Sales and marketing	524	441
Research and development	314	227
General and administrative	126	106
Total operating expenses	964	774
Income from operations	97	49
Interest expense	(7)	(9)
Other income, net	9	8
Income before income taxes	99	48
Provision for income taxes	17	—
Net income	$82	$48
Net income per share - basic	$0.42	$0.25
Net income per share - diluted	$0.41	$0.24
Weighted-average shares used to compute net income per share - basic	197	190
Weighted-average shares used to compute net income per share - diluted	202	200

(1)Includes stock-based compensation as follows:

	Three Months Ended
	March 31, 2021	March 31, 2020
Cost of revenues:
Subscription	$29	$22
Professional services and other	13	12
Operating expenses:
Sales and marketing	93	70
Research and development	88	59
General and administrative	33	26

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$1,821	$1,677
Short-term investments	1,635	1,415
Accounts receivable, net	645	1,009
Current portion of deferred commissions	241	229
Prepaid expenses and other current assets	182	192
Total current assets	4,524	4,522
Deferred commissions, less current portion	471	444
Long-term investments	1,348	1,468
Property and equipment, net	693	660
Operating lease right-of-use assets	455	454
Intangible assets, net	221	153
Goodwill	361	241
Deferred tax assets	643	673
Other assets	106	100
Total assets	$8,822	$8,715
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$109	$34
Accrued expenses and other current liabilities	484	668
Current portion of deferred revenue	2,994	2,963
Current portion of operating lease liabilities	77	72
Total current liabilities	3,664	3,737
Deferred revenue, less current portion	50	45
Operating lease liabilities, less current portion	420	423
Long-term debt, net	1,611	1,640
Other long-term liabilities	40	36
Stockholders’ equity	3,037	2,834
Total liabilities and stockholders’ equity	$8,822	$8,715

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended
	March 31, 2021	March 31, 2020
Cash flows from operating activities:
Net income	$82	$48
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	106	76
Amortization of deferred commissions	66	49
Amortization of debt discount and issuance costs	2	9
Stock-based compensation	256	188
Deferred income taxes	1	(2)
Repayments of convertible senior notes attributable to debt discount	(7)	—
Other	15	3
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	354	209
Deferred commissions	(114)	(71)
Prepaid expenses and other assets	(3)	(20)
Accounts payable	89	21
Deferred revenue	75	60
Accrued expenses and other liabilities	(195)	(78)
Net cash provided by operating activities	727	492
Cash flows from investing activities:
Purchases of property and equipment	(107)	(83)
Business combinations, net of cash acquired	(225)	(83)
Purchases of investments	(644)	(528)
Sales and maturities of investments	532	313
Other	7	(4)
Net cash used in investing activities	(437)	(385)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(28)	(2)
Proceeds from employee stock plans	95	67
Taxes paid related to net share settlement of equity awards	(191)	(126)
Net cash used in financing activities	(124)	(61)
Foreign currency effect on cash, cash equivalents and restricted cash	(18)	(11)
Net increase in cash, cash equivalents and restricted cash	148	35
Cash, cash equivalents and restricted cash at beginning of period	1,679	778
Cash, cash equivalents and restricted cash at end of period	$1,827	$813

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended
	March 31, 2021	March 31, 2020	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,293	$995	30%
Effects of foreign currency rate fluctuations	(37)
Non-GAAP adjusted subscription revenues(1)	$1,256		26%

Professional services and other revenues:
GAAP professional services and other revenues	$67	$51	31%
Effects of foreign currency rate fluctuations	(2)
Non-GAAP adjusted professional service and other revenues(1)	$65		27%

Total revenues:
GAAP total revenues	$1,360	$1,046	30%
Effects of foreign currency rate fluctuations	(39)
Non-GAAP adjusted total revenues(1)	$1,321		26%

cRPO (in billions):
GAAP cRPO	$4.4	$3.3	33%
Effects of foreign currency rate fluctuations	(0.1)
Non-GAAP adjusted cRPO(1)	$4.3		29%

RPO (in billions):
GAAP RPO	$8.8	$6.6	34%
Effects of foreign currency rate fluctuations	(0.2)
Non-GAAP adjusted RPO(1)	$8.6		30%

Subscription billings:
GAAP subscription revenues	$1,293	$995	30%
Change in subscription deferred revenue, unbilled receivables and customer deposits	72	60
Non-GAAP subscription billings	1,365	1,055	29%
Effects of foreign currency rate fluctuations	(39)
Effects of fluctuations in billings duration	(11)
Non-GAAP adjusted subscription billings(2)	$1,315		25%

Professional services and other billings:
GAAP professional services and other revenues	$67	$51	32%
Change in professional services and other deferred revenue	3	(3)
Non-GAAP professional services and other billings	70	48	46%
Effects of foreign currency rate fluctuations	(2)
Non-GAAP adjusted professional services and other billings(2)	$68		42%

Total billings:
GAAP total revenues	$1,360	$1,046	30%
Change in total deferred revenue, unbilled receivables and customer deposits	75	57
Non-GAAP total billings	1,435	1,103	30%
Effects of foreign currency rate fluctuations	(41)
Effects of fluctuations in billings duration	(11)
Non-GAAP adjusted total billings(2)	$1,383		25%

Cost of revenues:
GAAP subscription cost of revenues	$228	$160
Stock-based compensation	(29)	(22)
Amortization of purchased intangibles	(12)	(7)
Non-GAAP subscription cost of revenues	$187	$131

GAAP professional services and other cost of revenues	$71	$63
Stock-based compensation	(13)	(12)
Non-GAAP professional services and other cost of revenues	$58	$51

Gross profit:
GAAP subscription gross profit	$1,065	$835
Stock-based compensation	29	22
Amortization of purchased intangibles	12	7
Non-GAAP subscription gross profit	$1,106	$864

GAAP professional services and other gross loss	$(4)	$(12)
Stock-based compensation	13	12
Non-GAAP professional services and other gross profit	$9	$—

GAAP gross profit	$1,061	$823
Stock-based compensation	42	34
Amortization of purchased intangibles	12	7
Non-GAAP gross profit	$1,115	$864

Gross margin:
GAAP subscription gross margin	82%	84%
Stock-based compensation as % of subscription revenues	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	86%	87%

GAAP professional services and other gross margin	(6%)	(23%)
Stock-based compensation as % of professional services and other revenues	19%	23%
Non-GAAP professional services and other gross margin	14%	0%

GAAP gross margin	78%	79%
Stock-based compensation as % of total revenues	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	82%	83%

Operating expenses:
GAAP sales and marketing expenses	$524	$441
Stock-based compensation	(93)	(70)
Non-GAAP sales and marketing expenses	$431	$371

GAAP research and development expenses	$314	$227
Stock-based compensation	(88)	(59)
Amortization of purchased intangibles	(1)	—
Non-GAAP research and development expenses	$225	$168

GAAP general and administrative expenses	$126	$106
Stock-based compensation	(33)	(26)
Amortization of purchased intangibles	(4)	(3)
Business combination and other related costs	(2)	(3)
Non-GAAP general and administrative expenses	$87	$74

GAAP total operating expenses	$964	$774
Stock-based compensation	(214)	(155)
Amortization of purchased intangibles	(5)	(3)
Business combination and other related costs	(2)	(3)
Non-GAAP total operating expenses	$743	$613

Income from operations:
GAAP income from operations	$97	$49
Stock-based compensation	256	188
Amortization of purchased intangibles	17	10
Business combination and other related costs	2	3
Non-GAAP income from operations	$372	$250

Operating margin:
GAAP operating margin	7%	5%
Stock-based compensation as % of total revenues	19%	18%
Amortization of purchased intangibles as % of total revenues	1%	1%
Business combination and other related costs as % of total revenues	0%	0%
Non-GAAP operating margin	27%	24%
Net income:
GAAP net income	$82	$48
Stock-based compensation	256	188
Amortization of purchased intangibles	17	10
Business combination and other related costs	2	3
Amortization of debt discount and issuance costs	2	9
Other	2	—
Income tax expense effects related to the above adjustments	(55)	—
Income tax benefit from the release of a valuation allowance on the deferred tax assets	—	(51)
Non-GAAP net income	$306	$207

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.42	$0.25
GAAP net income per share - diluted	$0.41	$0.24
Non-GAAP net income per share - basic	$1.55	$1.09
Non-GAAP net income per share - diluted	$1.52	$1.05

GAAP weighted-average shares used to compute net income per share - basic	197	190

GAAP weighted-average shares used to compute net income per share - diluted	202	200
Effects of in-the-money portion of convertible senior notes(3)	(1)	(3)
Non-GAAP weighted-average shares used to compute net income per share - diluted	201	197

Free cash flow:
GAAP net cash provided by operating activities	$727	$492
Purchases of property and equipment	(107)	(83)
Repayments of convertible senior notes attributable to debt discount	7	—
Non-GAAP free cash flow	$627	$409

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	53%	47%
Purchases of property and equipment as % of total revenues	(8%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	1%	—%
Non-GAAP free cash flow margin	46%	39%

(1)Adjusted revenues, cRPO, RPO and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.
Note: Numbers rounded for presentation purposes.